American Stock Transfer & Trust Company                         BULK RATE
40 Wall Street                                                 U.S. POSTAGE
New York, New York 10005                                           PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT No.
                                                                     169





                           The Emerging Markets
                          Floating Rate Fund Inc.



                            Semi-Annual Report
                             AUGUST 31, 1997

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

October 22, 1997
To Our Shareholders:

We are pleased to provide this semi-annual report for The Emerging Markets Floating Rate Fund Inc. (the 'Fund') as of August 31, 1997. Included are market commentary, a statement of the Fund's investments as of August 31, 1997 and financial statements for the six months ended August 31, 1997.

The net asset value of the Fund increased from $16.71 per share on February 28, 1997 to $17.39 per share as of August 31, 1997. Dividends of $0.795 per share were paid during this period. Assuming the reinvestment of these dividends in additional shares of the Fund, the net asset value return for the six months ended August 31, 1997 was 9.09%. In comparison, the Salomon Brothers Brady Bond Index returned 9.67% during the same period.

On August 31, 1997, the Fund, as a percentage of long-term investments, was 100% invested in securities of emerging market issuers.

EMERGING MARKET DEBT

The emerging debt markets enjoyed a strong performance in the six months ended August 31, 1997, and maintained solid investor support. The impact on these markets from the heightened U.S. stock market volatility has been limited. Indeed, emerging debt markets have benefited from favorable market conditions, attractive yields and positive economic and political settings in many key countries. Moreover, the Federal Reserve's decision to hold U.S. interest rates steady since March has also buoyed the market.

Latin America. We believe prospects for economic growth in Latin America remain bright. In Mexico, the recent election results signal a decisive step toward greater democracy and, in our view, are not likely to derail the ongoing reform process. Second-quarter GDP growth of 8.8% was more than in any comparable period over the past fifteen years.

Brazil's launch of its $3 billion, 30-year global bond was the largest amount ever issued by an emerging market borrower, and will likely allow Brazilian corporates to obtain more attractive longer-term financing.

Argentina aggressively tapped the markets this year, taking advantage of favorable global conditions. In April, a change in methodology by S&P -- whereby, under certain circumstances, a sovereign country's rating is no longer a ceiling for its corporate issuers -- allowed for the upgrading of twelve Argentine corporate ratings to BBB-. This represents an investment-grade rating two notches above the sovereign and spurred a strong rally in the bonds that were upgraded.

Venezuela's privatization efforts and restructurings have continued. The Government is planning a longer-term debt management strategy that would reduce the amount budgeted for debt service from 40% of the budget to 25% by the year 2000. S&P upgraded Venezuela's long-term foreign currency debt to B+ from B, reflecting the country's commitment to reform, higher world oil prices, fiscal restraint, and increased oil production.

Although political instability earlier this year caused a great deal of volatility in Ecuador, current interim Government officials appear committed to correcting the fiscal imbalances. Moody's assigned Ecuador's long-term foreign currency debt a B1 rating, reflecting its competitive export sector and basically sound economic policies. However, the recent announcement that gasoline prices will not be increased significantly reduces the potential for an International Monetary Fund ('IMF') deal.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Eastern Europe. Following a period of declining economic activity and a weak currency, Bulgaria has embarked on an impressive turnaround. In exchange for IMF support, Bulgaria agreed to launch a currency board and to implement tight fiscal and monetary policies. With the victory of the pro-reform UDF party earlier this year, there is both the incentive and the political majority to deliver swift economic reform. The momentum of stabilization and reform efforts continues to be strong, and market expectations remain solid, as Bulgarian debt instruments continue to outperform.

In Russia, President Yeltsin's return from a prolonged illness provided an element of stability. The debt restructuring process is under way, with more than 90% of an estimated US$24.3 billion in eligible debt having been reconciled. Progress on the inflation front reflects the impact of high real interest rates and tight monetary policy. The government achieved its self-imposed deadline of July 1 for repaying outstanding pension arrears.

S&P reaffirmed the BBB- rating for Poland's long-term foreign currency debt but raised its outlook to positive from stable. The recent underperformance of Polish Brady bonds reflects growing investor concern about the upcoming elections and the widening current account deficit. Tighter monetary policy, in the form of a higher discount rate and greater reserve requirements, should help to improve macroeconomic stability, but higher levels of public sector saving still need to be achieved.

                                 *     *     *

On September 24, 1997, Travelers Group ('Travelers') and Salomon Inc ('Salomon'), the ultimate parent company of Salomon Brothers Asset Management Inc ('SBAM'), announced their agreement (the 'Transaction') to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

The Transaction is expected to be completed by the end of November, 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, Travelers will become the ultimate parent of SBAM, which will continue to serve as investment adviser to the Fund.

At a special meeting of stockholders of the Fund held on October 14, 1997, the Fund's shareholders approved a new investment management agreement for the Fund with Value Advisors LLC ('Value Advisors') and a new investment advisory and administration agreement among the Fund, Value Advisors and SBAM. The new agreements will take effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which is expected to occur in November, 1997. Prior to the closing, Value Advisors will assume the responsibilities and obligations that are currently performed by Advantage Advisers, Inc. under the existing agreements.

As another current matter, in response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. Should you require specific information regarding your Emerging Markets Floating Rate Fund stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

                                 Cordially,

/s/  Alan Rappaport                                    /s/ Michael S. Hyland
Alan Rappaport                                         Michael S. Hyland
Chairman of the Board                                        President

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-------------------------------------------------
Statement of Investments
August 31, 1997 (unaudited)

PRINCIPAL
 AMOUNT                                                                                           VALUE
  (000)     Sovereign Bonds  -- 61.6%                                                           (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Argentina  -- 15.9%

 $ 9,021    Republic of Argentina, FRB, Series L, 6.75%, 3/31/05*...........................   $ 8,581,226

   2,550    Republic of Argentina, Global Bond, 11.375%, 1/30/17............................     2,982,225
                                                                                               -----------

                                                                                                11,563,451
                                                                                               -----------
            Brazil  -- 4.2%

   3,700    Federal Republic of Brazil, DCB, Series L, 6.9375%, 4/15/12*....................     3,064,062
                                                                                               -----------
            Bulgaria  -- 4.4%

   1,400    Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*..........................       867,125

   3,000    Republic of Bulgaria, IAB, 6.6875%, 7/28/11*....................................     2,310,000
                                                                                               -----------

                                                                                                 3,177,125
                                                                                               -----------
            Ecuador  -- 3.8%

   3,829    Republic of Ecuador, PDI Bond, 6.6875%, 2/27/15*,**.............................     2,728,180
                                                                                               -----------
            Mexico  -- 9.2%

            United Mexican States, Discount Bond, Series B, 6.83594%, 12/31/19*
   3,200      (including 4,923,000 rights)..................................................     3,016,000

            United Mexican States, Discount Bond, Series C, 6.82031%, 12/31/19*
   3,875      (including 5,960,000 rights)..................................................     3,652,188
                                                                                               -----------

                                                                                                 6,668,188
                                                                                               -----------
            Panama  -- 4.9%

   1,750    Republic of Panama, IRB, 3.75%, 7/17/14*........................................     1,358,437

   2,525    Republic of Panama, PDI Bond, 6.6875%, 7/17/16*,**..............................     2,215,773
                                                                                               -----------

                                                                                                 3,574,210
                                                                                               -----------
            Peru  -- 4.9%

   4,500    Republic of Peru, FLIRB, 3.25%, 3/07/17*........................................     2,711,250

   1,000    Republic of Peru, Discount Bond, 6.5625%, 3/08/27*..............................       850,000
                                                                                               -----------

                                                                                                 3,561,250
                                                                                               -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-------------------------------------------------
Statement of Investments (concluded)
August 31, 1997 (unaudited)

PRINCIPAL
 AMOUNT                                                                                           VALUE
  (000)     Sovereign Bonds (concluded)                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Venezuela  -- 14.3%

 $ 8,500    Republic of Venezuela, DCB, Series DL, 6.75%, 12/18/07*.........................   $ 7,952,812

   2,619    Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*.........................     2,455,357
                                                                                               -----------

                                                                                                10,408,169
                                                                                               -----------

            Total Sovereign Bonds (cost $39,829,020)........................................    44,744,635
                                                                                               -----------

            Loan Participations  -- 12.7%
----------------------------------------------------------------------------------------------------------

            The People's Democratic Republic of Algeria, Tranche A, 6.91%, 9/04/06*
   3,500      (Chase Manhattan, New York)(T)................................................     3,097,500

            Kingdom of Morocco, Tranche B, 6.8125%, 1/01/04*
   6,118      (Morgan Stanley Emerging Markets Inc, Merrill Lynch)(T).......................     6,117,648
                                                                                               -----------

            Total Loan Participations (cost $7,816,441).....................................     9,215,148
                                                                                               -----------

            Repurchase Agreement  -- 0.2%
----------------------------------------------------------------------------------------------------------

            Merrill Lynch, 5.53%, cost $168,000, dated 8/29/97, $168,103 due 9/02/97,
              (collateralized by $175,000 U.S. Treasury Notes, 5.875%, due 7/31/99, valued
     168      at $175,656)..................................................................       168,000
                                                                                               -----------

            Total Investments  -- 74.5% (cost $47,813,461)..................................    54,127,783
                                                                                               -----------

            Cash and Other Assets in Excess of Liabilities  -- 25.5%........................    18,484,974
                                                                                               -----------
            Net Assets  -- 100.0%
              (equivalent to $17.39 per share on 4,174,699 common shares outstanding).......   $72,612,757
                                                                                               -----------
                                                                                               -----------
----------------------------------------------------------------------------------------------------------

 * Rate shown reflects current rate on instrument with variable rate or step coupon rates.

 ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

 (T) Participation interests were acquired through the financial institutions indicated parenthetically.

     DCB  -- Debt Conversion Bond.

     FLIRB  -- Front Loaded Interest Reduction Bond.

     FRB   -- Floating Rate Bond.

     IAB   -- Interest in Arrears Bond.

     IRB   -- Interest Reduction Bond.

     PDI   -- Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
---------------------------------------------------------------
Statement of Assets and Liabilities
August 31, 1997 (unaudited)

ASSETS
Investments, at value (cost  -- $47,813,461)...................................................   $54,127,783
Cash...........................................................................................        62,496
Receivable for investments sold................................................................    18,280,625
Interest receivable............................................................................     1,620,006
Unamortized organization expenses..............................................................        34,600
Prepaid expenses...............................................................................         5,760
                                                                                                  -----------
        Total assets...........................................................................    74,131,270
                                                                                                  -----------
LIABILITIES
Payable for investments purchased..............................................................     1,382,500
Accrued management fee (Note 3)................................................................        68,159
Accrued audit and tax return preparation fees..................................................        33,108
Accrued legal fee..............................................................................        19,424
Accrued printing and mailing fees..............................................................        10,536
Other accrued expenses.........................................................................         4,786
                                                                                                  -----------
        Total liabilities......................................................................     1,518,513
                                                                                                  -----------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 4,174,699 shares outstanding)....         4,175
Additional paid-in capital.....................................................................    57,896,008
Distributions in excess of net investment income...............................................        (6,540)
Accumulated net realized gain on investments...................................................     8,086,042
Net unrealized appreciation on investments (Note 6)............................................     6,633,072
                                                                                                  -----------
        Net assets.............................................................................   $72,612,757
                                                                                                  -----------
NET ASSET VALUE PER SHARE ($72,612,757 [div] 4,174,699 shares).................................   $     17.39
                                                                                                  -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
------------------------------------------------
Statement of Operations
For the Six Months Ended August 31, 1997 (unaudited)

INCOME
    Interest (includes discount accretion of $1,133,517)..............................               $3,736,787
EXPENSES
    Management fee....................................................................   $390,442
    Audit and tax services............................................................     31,758
    Legal.............................................................................     24,198
    Directors' fees and expenses......................................................     16,435
    Transfer agent....................................................................     15,728
    Custodian.........................................................................     12,098
    Amortization of deferred organization expenses....................................     11,187
    Printing..........................................................................      9,577
    Listing fee.......................................................................      7,912
    Other.............................................................................      9,556       528,891
                                                                                         --------    ----------
    Net investment income.............................................................                3,207,896
                                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN
    Net Realized Gain on Investments..................................................                4,966,847
    Change in Net Unrealized Appreciation on Investments..............................               (2,019,522)
                                                                                                     ----------
    Net realized gain and change in net unrealized appreciation.......................                2,947,325
                                                                                                     ----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS........................................               $6,155,221
                                                                                                     ----------

----------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                AUGUST 31,        YEAR ENDED
                                                                                   1997          FEBRUARY 28,
                                                                                (UNAUDITED)          1997
-------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income..................................................     $ 3,207,896      $ 6,511,208
    Net realized gain on investments.......................................       4,966,847        5,021,401
    Change in net unrealized appreciation..................................      (2,019,522)       7,842,755
                                                                              ---------------    ------------
    Net increase in net assets from operations.............................       6,155,221       19,375,364
                                                                              ---------------    ------------
DIVIDENDS
    From net investment income.............................................      (3,211,283)      (6,684,293 )
    From short-term capital gains..........................................        (104,319)              --
                                                                              ---------------    ------------
    Total dividends........................................................      (3,315,602)      (6,684,293 )
                                                                              ---------------    ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (7,225 and 20,340 shares issued).....................................         122,075          328,861
                                                                              ---------------    ------------
    Total increase in net assets...........................................       2,961,694       13,019,932
NET ASSETS
    Beginning of period....................................................      69,651,063       56,631,131
                                                                              ---------------    ------------
    End of period (includes distributions in excess of net investment
      income of $6,540 and $3,153, respectively)...........................     $72,612,757      $69,651,063
                                                                              ---------------    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements
(unaudited)

Note 1. Organization

The Emerging Markets Floating Rate Fund Inc. (the 'Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (continued)
(unaudited)

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to
$115,541 were incurred in connection with the organization of the Fund. These expenses have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3. Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the 'Investment Manager'), a subsidiary of Oppenheimer & Co., Inc. ('Oppenheimer'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (continued)
(unaudited)

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the 'Investment Adviser') pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At August 31, 1997, Oppenheimer and the Investment Adviser owned 3,567 and 4,230 shares of the Fund, respectively.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting and $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 1997, aggregated $62,378,790 and $76,189,460, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1997 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $6,677,538 and $44,466, respectively, resulting in a net unrealized appreciation for federal income tax purposes of $6,633,072.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (continued)
(unaudited)

rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations and assignments because the market for such instruments is not highly liquid.

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

For the year ended February 28, 1997, the Fund sold approximately $2.5 million of 'when and if' issued Russian IAN bonds and recorded an unrealized gain of $318,750. Settlement of the transaction and recognition of the realized gain is contingent upon the successful closing of Russia's Brady plan before December 31, 1997.

Note 7. Credit and Market Risk

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.
At August 31, 1997, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 8. Events Subsequent to August 31, 1997

On September 2, 1997, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.1325 per share payable on September 30, 1997 to shareholders of record on September 16, 1997.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (concluded)
(unaudited)

On October 1, 1997, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.1325 per share payable on October 31, 1997 to shareholders of record on October 15, 1997.

On September 24, 1997, Travelers Group ('Travelers') and Salomon Inc ('Salomon'), the ultimate parent company of the Investment Adviser, announced their agreement (the 'Transaction') to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

The Transaction is expected to be completed by the end of November, 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, as proposed, Travelers will become the ultimate parent of the Investment Adviser, which will continue to serve as investment adviser to the Fund.

At a special meeting of stockholders of the Fund held on October 14, 1997, the Fund's shareholders approved a new investment management agreement for the Fund with Value Advisors LLC ('Value Advisors') and a new investment advisory and administration agreement among the Fund, Value Advisors and the Investment Adviser. The new agreements will take effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which is expected to occur in November, 1997. Prior to the closing, Value Advisors will assume the responsibilities and obligations that are currently performed by the Investment Manager under the existing agreements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
------------------------------------------
Financial Highlights
DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                        SIX MONTHS
                                           ENDED            YEAR ENDED          YEAR ENDED       PERIOD ENDED
                                      AUGUST 31, 1997      FEBRUARY 28,        FEBRUARY 29,      FEBRUARY 28,
                                        (UNAUDITED)            1997                1996            1995(a)
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of
  period...........................       $ 16.71            $   13.66            $ 11.92          $  14.02
                                          -------            ---------            -------          --------
Net investment income..............           .77                 1.56               1.66              1.24
Net realized and unrealized gain
  (loss) on securities.............           .71                 3.10               1.75             (1.98)
                                          -------            ---------            -------          --------
Total from investment operations...          1.48                 4.66               3.41              (.74)
Dividends from net investment
  income...........................          (.77)               (1.61)             (1.67)            (1.19)
Dividends from net realized
  gains............................          (.03)                  --                 --                --
Offering costs on issuance of
  common stock.....................            --                   --                 --              (.17)
                                          -------            ---------            -------          --------
Net increase (decrease) in net
  asset value......................           .68                 3.05               1.74             (2.10)
                                          -------            ---------            -------          --------
Net asset value, end of period.....       $ 17.39            $   16.71            $ 13.66          $  11.92
                                          -------            ---------            -------          --------
                                          -------            ---------            -------          --------
Per share market value, end of
  period...........................       $17.438            $  17.125            $ 13.75          $  11.75
Total investment return(c).........         6.71%               38.28%             33.31%            (8.17%)(b)
Ratios/supplemental data:
    Net assets, end of period
      (000)........................       $72,613            $  69,651            $56,631          $ 49,447
    Ratio of total expenses to
      average net assets...........         1.49%(d)             1.52%              1.65%             1.73%(d)
    Ratio of net investment income
      to average net assets........         9.01%(d)            10.28%             12.99%            10.00%(d)
    Portfolio turnover rate........        96.57%              119.50%             70.36%            60.84%
-------------------------------------------------------------------------------------------------------------

 (a) For the period March 25, 1994 (commencement of investment operations) through February 28, 1995.

(b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

 (c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(d)  Annualized.

                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-----------------------------------------------------------------------
Selected Quarterly Financial Information (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                             (LOSS) & CHANGE IN
                                                                                               NET UNREALIZED
                                                                      NET INVESTMENT            APPRECIATION
                                                                          INCOME               (DEPRECIATION)
                                                                  ----------------------    --------------------
QUARTERS ENDED(a)                                                 TOTAL      PER SHARE       TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------------

May 31, 1994(b)................................................   $  834        $.20        $(2,171)    $  (.52)
August 31, 1994................................................    1,188         .29          2,380         .57
November 30, 1994..............................................    1,433         .34         (1,396)       (.33)
February 28, 1995..............................................    1,684         .41         (7,039)      (1.70)
May 31, 1995...................................................    1,753         .42          2,874         .70
August 31, 1995................................................    1,721         .42             67         .01
November 30, 1995..............................................    1,704         .41          1,163         .28
February 29, 1996..............................................    1,693         .41          3,134         .76
May 31, 1996...................................................    1,760         .42          3,725         .90
August 31, 1996................................................    1,646         .40          1,767         .42
November 30, 1996..............................................    1,597         .38          4,663        1.12
February 28, 1997..............................................    1,508         .36          2,708         .65
May 31, 1997...................................................    1,581         .38          1,503         .36
August 31, 1997................................................    1,627         .39          1,444         .35
----------------------------------------------------------------------------------------------------------------

 (a) Totals expressed in thousands of dollars except per share amounts.

 (b) For the period March 25, 1994 (commencement of investment operations) through May 31, 1994.

                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

------------
Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

LESLIE H. GELB
     President, The Council on
     Foreign Relations

MICHAEL S. HYLAND
     President;
     Managing Director, Salomon Brothers Inc
     President, Salomon Brothers
     Asset Management Inc

ALAN RAPPAPORT
     Chairman of the Board;
     Executive Vice President,
     Oppenheimer & Co., Inc.

RIORDAN ROETT
     Professor and Director,
     Latin American Studies Program,
     Paul H. Nitze School of Advanced
     International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial
     Law, and formerly Dean, The Fletcher
     School of Law & Diplomacy
     Tufts University

---------
Officers

ALAN RAPPAPORT
     Chairman of the Board

MICHAEL S. HYLAND
     President

PETER WILBY
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

ALAN M. MANDEL
     Treasurer

LAURIE A. PITTI
     Assistant Treasurer

NOEL B. DAUGHERTY
     Secretary

JENNIFER MUZZEY
     Assistant Secretary

The Emerging Markets
Floating Rate Fund Inc.
     7 World Trade Center
     New York, New York 10048

INVESTMENT MANAGER
     Advantage Advisers, Inc.
     Oppenheimer Tower
     World Financial Center
     New York, New York 10281

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     EFL
--------------------------------------------------------------------------------


                         STATEMENT OF DIFFERENCES

     The division symbol shall be expressed as...............[div]